THE CUTLER TRUST

                            CUTLER EQUITY INCOME FUND
                                CUTLER VALUE FUND

                       Supplement Dated April 26, 1999 to
                        Prospectus Dated October 30, 1998

1. Effective April 26, 1999, the investment objective for Cutler Approved List Equity Fund (the "Fund") was changed to read "to seek current income and long-term capital appreciation." The Fund will seek to meet its objective by investing in "value" stocks -- stocks whose price/earnings ratios are lower relative to the S&P 500. Contemporaneously, the Fund's name was changed to "Cutler Value Fund."

The Fund may invest a portion of its assets in foreign issuers through American Depositary Receipts. The Fund has no current intention of investing directly in the securities of foreign issuers or purchasing securities on a foreign market.

2. Following is a description of the Portfolio Manager of Cutler Value Fund (see page 7 of the Prospectus):

"Mr. Robert W. Lamberti, CFA, Portfolio Manager for the Cutler Value Fund, received his B.S. from Purdue University and his M.B.A. in Finance from Temple University in 1995. From 1993 to 1995, Mr. Lamberti was an Economic Analyst and Treasury Analyst for the Rohm and Haas Company. From 1995 to 1997, Mr. Lamberti was a Senior Financial Analyst in the Emulsion Polymers Division at Air Products and Chemicals, Inc. From 1997 to April 1998, he was a Senior Analyst at Valuation Research Corporation. Mr. Lamberti joined Cutler & Company, LLC as an assistant Portfolio Manager in April, 1998 and was promoted to Portfolio Manager in December, 1998."

THE CUTLER TRUST

CUTLER EQUITY INCOME FUND
CUTLER VALUE FUND

INVESTMENT ADVISER:              ADMINISTRATOR:                DISTRIBUTOR:                 SHAREHOLDER ACCOUNT
Cutler & Company, LLC            Forum Administrative          Forum Financial Services,    INFORMATION:
503 Airport Road                 Services, LLCSM               Inc.(R)                        Forum Shareholder Services,
                                                                                            LLCSM
Medford, Oregon  97504           Two Portland Square           Two Portland Square          Two Portland Square
(541) 770-9000                   Portland, Maine  04101        Portland, Maine  04101       Portland, Maine  04101
(800) 228-8537                   (800) 237-3113                (800) 237-3113               Toll free (888) CUTLER4
----------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                October 30, 1998
                            As amended April 26, 1999

This Statement of Additional Information supplements the Prospectus offering shares of the Cutler Equity Income Fund and the Cutler Value Fund (each a "Fund" and collectively the "Funds"), two portfolios of The Cutler Trust (the "Trust"), and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Shareholder Servicing Agent at the address listed above.


TABLE OF CONTENTS
                                                                          Page


1.   Investment Policies....................................................2
2.   Investment Limitations.................................................2
3.   Management of the Trust................................................3
           Cutler & Company
           Administrator and Distributor
           Transfer Agent and Fund Accountant
           Custodian and Auditor
           Expenses
4.   Determination of Net Asset Value.......................................8
5.   Portfolio Transactions.................................................9
6.   Additional Purchase and Redemption Information........................10
           Exchanges Between Funds
           Additional Redemption Matters
7.   Taxation..............................................................11
8.   The Trust and its Shareholders........................................11
9.   Performance Data......................................................13
           Yield Calculations
           Total Return Calculations
10.  Financial Statements..................................................14


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  INVESTMENT POLICIES

Except for cash balances, the Cutler Equity Income Fund invests in securities on the Cutler & Company Approved List (the "Approved List"). The Cutler Value Fund invests in "value" stocks -- stocks whose price/earnings ratios are lower relative to the S&P 500. Each Fund may invest in shares of other investment companies to the extent permitted under the Investment Company Act of 1940 (the "1940 Act"), in which case a Fund would bear its pro rata portion of the other investment company's expenses.

As a fundamental policy of each Fund, no portfolio transactions may be executed with Cutler & Company or any of its affiliates. See "Portfolio Transactions."

2.  INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations. These limitations, along with any investment policies deemed to be fundamental, cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.
Each Fund may not:

(1) With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

(2) Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

(3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligation secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(6) Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of series or classes that the Board of Trustees (the "Board") may establish.

(7) Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

(8) The Cutler Equity Income Fund cannot invest in the securities of foreign issuers or purchase securities through a foreign market. The Cutler Value Fund can invest in the securities of foreign issuers.

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

(a) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

(b) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those Trustees and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

(c) Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

(d) Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

3.  MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

* BROOKE C. ASHLAND, Trustee (age 47)

          Ms. Ashland is currently Chief Executive Officer and Manager of Cutler & Company, LLC. Prior thereto she was President, Trustee Investment Services, Inc. (financial services marketing firm) 1990-1994. Ms. Ashland has been associated with Cutler & Company since 1977 in various capacities such as Assistant to the Chairman, CFO and Secretary. Her address is 503 Airport Road, Medford, Oregon 97504.

* KENNETH R. CUTLER, Trustee, Chairman of the Board and Vice President (age 78)

          Principal Portfolio Manager of the Funds and Investment Committee Member, Cutler & Company, LLC (registered investment adviser). His address is 503 Airport Road, Medford, Oregon 97504.

* JOHN Y. KEFFER, Trustee and President (age 56)

          John Y. Keffer is the sole shareholder (directly and indirectly) and director of Forum Financial Group, LLC, which owns (directly or indirectly) Forum Financial Services, Inc. (registered broker-dealer), Forum Shareholder Services, LLC (registered transfer agent), Forum Accounting Services, LLC (registered fund accountant), and Forum Investment Advisors, LLCSM (registered investment adviser). Mr. Keffer is also a director and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator. His address is Two Portland Square, Portland, Maine 04101.

DR. HATTEN S. YODER, JR., Trustee (age 77)

          Director Emeritus, Geophysical Laboratory, Carnegie Institution of Washington and consultant to the Los Alamos National Laboratory. Dr. Yoder has been a director of the Geophysical Laboratory and consultant to the Los Alamos National Laboratory since 1971. His address is 6709 Melody Lane, Bethesda, Maryland 20817.

ROBERT B. WATTS, JR., Trustee (age 67)

          Counsel, Northhaven Associates (private legal practice) since 1990. His address is 2230 Brownsboro Highway Eagle Point, Oregon 97524.

CAROL FISCHER, Vice President,  Assistant Secretary and Assistant Treasurer (age
42)

          Chief Operating Officer of Cutler & Company, LLC (registered investment adviser). Prior thereto, Ms. Fischer was associated with Cutler & Company in various capacities. Her address is 503 Airport Road, Medford, Oregon 97504.

STEPHEN J. BARRETT, Vice President (age 31)

          Manager of Client Services, Forum Financial Services, Inc., with which he has been associated since September 1996. Prior to joining Forum, Mr. Barrett spent two and a half years at Fidelity Investments where he served as a Senior Product Manager. Prior to that, he was a Securities Analyst for two and a half years with Bingham, Dana & Gould in Boston, Massachusetts. Mr. Barrett also is an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

D. BLAINE RIGGLE, Secretary (age 31)

          Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1998. Prior thereto, Mr. Riggle was Associate Counsel for Wright Express Corporation from 1997 to 1998 and for three years thereto was an associate with the law firm of Friedman, Babcock & Gaythwaite in Portland, Maine. Mr. Riggle also is an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

SARA M. MORRIS, Treasurer (age 35)

          Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994, Ms. Morris was Controller of Wright Express Corporation and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAWN TAYLOR, Assistant Treasurer (age 34)

          Tax Manager, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1986-1994, Ms. Taylor was a Tax Consultant for The New England Mutual Life Insurance Company, Boston, Massachusetts. Ms. Taylor is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

MARCELLA A. COTE, Assistant Secretary (age 51)

          Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1998. Prior thereto, from 1997 to 1998, Ms. Cote was a budget analyst for the Maine Automated Child Welfare Information System, a federally funded project of the Maine Department of Human Services. From 1991 to 1997, Ms. Cote acted as staff to the Maine Inter-departmental Committee on Transition. Ms. Cote is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

* John Y. Keffer, Brooke C. Ashland and Kenneth R. Cutler are interested persons of the Trust as that term is defined in the 1940 Act. Kenneth R. Cutler is Brooke C. Ashland's father.

For the fiscal year ended June 30, 1998, the aggregate compensation paid to the Trustees of the Trust by the Funds is as follows: Dr. Hatten S. Yoder, Jr., $10, 684.18; Mr. Robert B. Watts, Jr., $12,897.51. Messrs. Cutler, Keffer and Ms. Ashland received no compensation for their services as a Trustee for the past year and no officer of the Trust is compensated by the Trust. Non-interested Trustees are reimbursed for travel and related expenses incurred in attending meetings of the Board.

CUTLER & COMPANY

Under an Investment Advisory Agreement with the Trust (the "Agreement"), Cutler & Company furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.

The Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the Agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Agreement. The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Cutler & Company on 60 days' written notice, and will automatically terminate in the event of its assignment. The Agreement also provides that, with respect to each Fund, Cutler & Company shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

As compensation for the services rendered and related expenses borne by Cutler & Company under the Investment Advisory Agreement, the Trust pays Cutler & Company a fee, computed daily and payable monthly, equal to 0.75% per annum of each Fund's average daily net assets. The following table shows the dollar amount of fees payable under the Investment Advisory Agreements between Cutler & Company and the Trust with respect to each Fund, the amount of fee that was waived by Cutler & Company, if any, and the actual fee received by Cutler & Company. The data are for the past three fiscal years.

                                                      Advisory Fee         Advisory Fee           Advisory Fee
                                                        Payable               Waived                Retained
                                                        -------               ------                --------
CUTLER EQUITY INCOME FUND

         Year Ended June 30, 1998                        $520,630                    $0              $520,630
         Year Ended June 30, 1997                         385,655                     0               385,655
         Year Ended June 30, 1996                         244,542                     0               244,542


CUTLER VALUE FUND

         Year Ended June 30, 1998                        $279,760                    $0              $279,760
         Year Ended June 30, 1997                         230,877                     0               230,877
         Year Ended June 30, 1996                         147,509                 4,351               143,158

ADMINISTRATOR AND DISTRIBUTOR

Forum Administrative Services, LLC ("FAdS") supervises the overall management of the Trust (which includes, among other responsibilities, monitoring of performance and billing of the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities pursuant to a Management Agreement with the Trust. The Management Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal each year thereafter for an additional term of one year.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice. The Management Agreement also provides that FAdS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS' duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.

At the request of the Board, FAdS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of FAdS, Cutler & Company or their affiliates.

For its services under the Management Agreement, FAdS receives with respect to each Fund an annual fee, computed daily and payable monthly, equal to 0.10% of the average daily net assets of each Fund. The following table shows the dollar amount of fees payable under the Management Agreements between FAdS and the Trust with respect to each Fund.

                                                     Management Fee
                                                         Payable
                                                         -------
CUTLER EQUITY INCOME FUND
         Year Ended June 30, 1998                         $69,417
         Year Ended June 30, 1997                          51,421
         Year Ended June 30, 1996                          45,027


CUTLER VALUE FUND
         Year Ended June 30, 1998                         $37,301
         Year Ended June 30, 1997                          30,783
         Year Ended June 30, 1996                          26,997



Forum Financial Services, Inc. ("FFSI") is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to a separate Distribution Agreement. The Distribution Agreement provides for an initial term of twelve months from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for Shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. FFSI receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement.

The Distribution Agreement provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement. The Distribution Agreement also provides for certain indemnification of FFSI.

The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by FFSI on 60 days' written notice, and will automatically terminate in the event of its assignment.

TRANSFER AGENT

Effective September 28, 1998, Forum Shareholder Services, LLC ("FSS") acts as transfer agent and dividend disbursing agent for the Trust pursuant to a Transfer Agency and Services Agreement. The Transfer Agency Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal for successive twelve month periods thereafter. Cutler & Company may act as a sub-transfer agent or processing agent. For its services, FSS is paid a fee at an annual rate of $12,000 per year plus certain account charges and is reimbursed for certain expenses incurred on behalf of the Funds. Prior to September 28, 1998, Forum Financial Corp. ("FFC") acted as transfer agent for the Trust pursuant to a Transfer Agency and Services Agreement with the Trust.

The following table shows the dollar amount of fees payable under the Transfer Agency and Services Agreement between FFC and the Trust with respect to each Fund.

                                                    Transfer Agent Fee
                                                         Payable
                                                         -------
CUTLER EQUITY INCOME FUND
         Year Ended June 30, 1998                         $16,912
         Year Ended June 30, 1997                          15,479
         Year Ended June 30, 1996                          17,422


CUTLER VALUE FUND
         Year Ended June 30, 1998                         $14,938
         Year Ended June 30, 1997                          14,317
         Year Ended June 30, 1996                          15,471


FUND ACCOUNTANT

Effective September 10, 1997, Forum Accounting Services, LLC ("FAcS") serves as the fund accountant for the Trust pursuant to a Fund Accounting Agreement. FAcS is paid a fee for its portfolio accounting services of $36,000 per year for each Fund, subject to adjustments for the number and type of portfolio transactions. Prior to September 10, 1997, FFC acted as fund accountant for the Trust pursuant to a Fund Accounting Agreement with the Trust.

The following table shows the dollar amount of fees payable under the Fund Accounting Agreements between FAcS, FFC and the Trust with respect to each Fund, the amount of fee that was waived by FAcS and FCC, if any, and the actual fee received by FAcS and FFC. The data are for the past three fiscal years.

                                                      Accounting Fee        Accounting Fee        Accounting Fee
                                                         Payable                Waived               Retained
                                                         -------                ------               --------
CUTLER EQUITY INCOME FUND
         Year Ended June 30, 1998                         $39,000                    $0               $39,000
         Year Ended June 30, 1997                          37,000                     0                37,000
         Year Ended June 30, 1996                          37,000                     0                37,000

CUTLER VALUE FUND
         Year Ended June 30, 1998                         $39,000                    $0               $39,000
         Year Ended June 30, 1997                          44,000                     0                44,000
         Year Ended June 30, 1996                          48,000                12,000                36,000


CUSTODIAN AND AUDITOR

Pursuant  to a  Custodian  Agreement  with  the  Trust,  Investors  Bank & Trust
Company, 200 Clarendon Street, Boston, Massachusetts 02116, acts as the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on the Funds' investments. Prior to October 1, 1998, BankBoston, 100 Federal Street, Boston, Massachusetts 02106 acted as custodian of the Trust's assets.

Deloitte  &  Touche  LLP,  125  Summer  Street,  Boston,   Massachusetts  02110,
independent auditors, has been chosen by the Board to act as auditor for the Trust.

EXPENSES

Each Fund's expenses comprise Trust expenses attributable to the Fund that are allocated to the Fund, and those not attributable to a particular Fund that are allocated among the Funds in proportion to their average net assets. Cutler & Company voluntarily agreed to waive its fees or reimburse each Fund to the extent a Fund's total expenses exceed the amounts indicated in the Prospectus until June 30, 1999. This voluntary limit may be discontinued at any time after that date. Any waivers or reimbursements have the effect of increasing the Funds' yield and may not be recouped at a later date.

Subject to any fee waiver or expense reimbursement arrangements, the Trust pays all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including Cutler & Company, Forum, FFC, FSS, the Trust's custodian and shareholder servicing agents; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefor; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Trust's Trustees; compensation of the Trust's officers and employees who are not officers of Cutler & Company, Forum or their respective affiliates; costs of other personnel who may be employees of Cutler & Company, Forum or their respective affiliates performing services for the Trust; costs of Trustee meetings; Securities and Exchange Commission registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.

4.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and

Christmas. Purchases and redemptions are effected as of the next determined net asset value following the receipt of any purchase or redemption order.

In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

5.  PORTFOLIO TRANSACTIONS

The Funds will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and the frequency of transactions are determined by Cutler & Company in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. No portfolio transactions are executed with Cutler & Company or any of its affiliates.

Any Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, Cutler & Company takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. Cutler & Company may also take into account payments made by brokers effecting transactions for the Fund (1) to the Fund or (2) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

Consistent with section 28(e) of the Securities and Exchange Act of 1934, the exercise of Cutler & Company's fiduciary duties under its Investment Advisory agreement with the Trust, and any other applicable law, Cutler & Company may allocate brokerage on behalf of the Trust to brokers who provide research services and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by Cutler & Company in connection with services to clients other than the Fund, and Cutler & Company's fee is not reduced by reason of Cutler & Company's receipt of the research services.

Investment decisions for each Fund will be made independently from those for any other account (including another Fund) that is or may in the future become managed by Cutler & Company or its affiliates. When a Fund and other accounts managed by Cutler & Company are contemporaneously engaged in the purchase or sale of the same security, however, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other accounts managed by Cutler & Company occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following table shows the aggregate brokerage commissions with respect to each Fund. The data are for the past three fiscal years.

                                                        Aggregate
                                                    Commissions Paid
                                                    ----------------
CUTLER EQUITY INCOME FUND

         Year Ended June 30, 1998                          $124,242
         Year Ended June 30, 1997                            25,417
         Year Ended June 30, 1996                            47,307


CUTLER VALUE FUND

         Year Ended June 30, 1998                           $38,272
         Year Ended June 30, 1997                             9,110
         Year Ended June 30, 1996                             7,501


The increase in the aggregate brokerage commissions paid during the fiscal year ended June 30, 1998 was based upon the increase in the portfolio turnover rate for both Funds. During the fiscal year ended June 30, 1998, the Cutler Value Fund and Cutler Equity Income Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents; the value of the aggregate holdings were as follows: $774,900 and $2,767,500, respectively, in Merrill Lynch & Company, Inc.

6.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at net asset value without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

EXCHANGES BETWEEN FUNDS

Shareholders of a Fund may exchange their shares for shares of the other Fund or for shares of the Daily Assets Government Fund, a money market fund managed by FAdS and a separate series of Forum Funds(R), or the Investors Bond Fund, also a separate series of Forum Funds managed by FAdS. Exchange transactions will be made on the basis of relative net asset value per share at the time of the exchange transaction. For Federal tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Proceeds of an exchange transaction may be invested only in another Fund account for which the share registration is the same as the account from which the exchange is made. The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Fund or the Trust. However, the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' notice to shareholders, to the extent required by applicable regulation.

ADDITIONAL REDEMPTION MATTERS

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse each Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Shareholders' rights of redemption may not be suspended, except (1) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (2) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Fund shares are normally issued for cash only. In Cutler & Company's discretion, however, each Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (1) are not restricted as to transfer either by law or liquidity of market and (2) have a value which is readily ascertainable (and not established only by valuation procedures).

7.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Funds. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

In order to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gain over net long-term capital losses) and must meet several additional requirements. Among these requirements are the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer.

8.  THE TRUST AND ITS SHAREHOLDERS

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the

Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each series' capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus of another Fund. The Board has considered this factor in approving the use of a single combined Prospectus.

As of October 1, 1998, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of each Fund. Also as of that date, the following persons owned of record 5% or more of the outstanding shares of each
Fund:

CUTLER EQUITY INCOME FUND
-------------------------

ENTERPRISE TRUST & INVESTMENT CO. TTEE                        THE KARL KIRCHGESSNER FOUNDATION
FBO BIG CREEK LUMBER PROFIT SHARING                           1278 Glenneyre, Suite 311
3654 Highway 1                                                Laguna Beach, CA 92651
Davenport, CA 95014                                           6.46%
9.45%

CUTLER VALUE FUND
-----------------

THE KARL KIRCHGESSNER FOUNDATION                              LORRAINE Y. PERRIN TESTAMENTARY TRUST
1278 Glenneyre, Suite 311                                     500 Eastgate Lane
Laguna Beach, CA 92651                                        Santa Barbara, CA 93108
6.53%                                                         6.39%

9.  PERFORMANCE DATA

Each Fund may quote performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

In performance advertising a Fund may compare any of its performance information with data published by independent evaluators such as Lipper Analytical Services, Inc., CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). A Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. A Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

For the one year period ended June 30, 1998, the average annual total returns of the Cutler Equity Income Fund and Cutler Value Fund were 21.60% and 24.90%, respectively. Since commencement of operations on December 30, 1992, the average annual total returns of the Cutler Equity Income Fund and Cutler Value Fund were 17.40% and 17.94%, respectively.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, if any, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Funds are not fixed or guaranteed, and an investment in the Funds is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Funds with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each Fund may advertise its total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Whereas average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

P(1+T)n = ERV, where:

       P = a hypothetical  initial  payment of $1,000;
       T = average annual total return;
       n = number of years; and
       ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Period total return is calculated according to the following formula:

PT = (ERV/P-1), where:

        PT = period total return.

The other definitions are the same as in average annual total return above.

10.  FINANCIAL STATEMENTS

The financial statements of the Trust for its fiscal year ended June 30, 1998 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, statements of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this Statement of Additional Information, and are incorporated herein by reference.